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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 29, 2000
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                                WAVO Corporation
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             (Exact name of Registrant as specified in its Charter)


        Indiana                     0-24858                 86-0491428
    ---------------                 ------                 -----------
    (State or other              (Commission             (I.R.S.Employer
    Jurisdiction of              File No.)               Identification No.)
    Incorporation)




            3131 E. Camelback Rd., Suite 320, Phoenix, Arizona 85016
            ---------------------------------------------------------
              (Address and Zip Code of Principal Executive Offices)


       Registrant's telephone number, including area code: (602) 952-5500
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Effective as of November 29, 2000, Deloitte & Touche LLP ("Deloitte") resigned as the independent accountants of Wavo Corporation (the "Company").

      Deloitte's report on the consolidated financial statements of the Company as of December 31, 1999 (the only year it audited) did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the Company's most recent fiscal year ended December 31, 1999 and for the period from January 1, 2000 through November 29, 2000, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In addition, during the Company's most recent fiscal year ended December 31, 1999, and for the period from January 1, 2000 through November 29, 2000, there did not occur any kind of event listed in paragraphs (a)(1)(v)(A) through (D) of Regulation S-K, Item 304.

      The Company has not yet engaged independent accountants for the fiscal year ended December 31, 2000.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.


Exhibit No.             Exhibit
-----------             -------
16                      Letter from Deloitte & Touche LLP to the Securities and
                        Exchange Commission dated December 6, 2000.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WAVO CORPORATION


Dated: December 6, 2000             /s/Kenneth D. Swenson
                                    --------------------------------
                                    Kenneth D. Swenson,
                                    Executive Vice President and
                                    Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.       Exhibit
-----------       -------
 16               Letter from Deloitte & Touche LLP to the Securities and
                  Exchange Commission dated December 6, 2000.


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